EXHIBIT 99.1

For More Information:                                     For Immediate Release:
Ronald A. Miller                                          October 16, 2003
Senior Vice President and Chief Financial Officer
585-786-1102

           Financial Institutions, Inc. Reports Third Quarter Earnings

WARSAW, N.Y. -- Financial Institutions, Inc. (NASDAQ:FISI) today reported that third quarter 2003 net income was $4,055,000 compared to $6,884,000 for the same quarter last year. Diluted earnings per share were $0.33 for the third quarter of 2003 compared to $0.58 for the 2002 period. The most significant item impacting third quarter 2003 results was a provision for loan losses of $5,590,000, which represents an increase of $4,138,000 over the $1,452,000 provision for loan losses for the third quarter of 2002.

Peter G. Humphrey, President and CEO of Financial Institutions, Inc. (FII), said: "Third quarter 2003 results were adversely affected by additional loan loss provisions associated with the Company's nonperforming loans. Deterioration of the financial condition of borrowers with loans in nonaccrual status contributed to the higher loan loss provision. As indicated in previous quarters, the Company has committed additional resources toward management of the Company's nonperforming assets and strengthening the credit administration function. The Company's net interest income and noninterest income levels are strong and we remain focused on the execution of our strategic plan and long-term growth strategy."

At September 30, 2003 nonperforming assets were $51.9 million compared to $50.7 million at June 30, 2003 and $15.9 million at September 30, 2002. Mr. Humphrey stated, "Our nonperforming assets have leveled off and our loan workout team has continued to make progress on strategies to


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

exit and improve those troubled credits. The continuing weak economy impacts the alternatives associated with those strategies. We have made significant strides in our overall credit administration process and addressing our problem loans."

For the third quarter of 2003 net loan charge-offs were $3,054,000, or 0.89% of average loans, compared to $1,098,000, or 0.35% of average loans, in the same period last year. The ratio of nonperforming assets to total loans and other real estate was 3.78% at September 30, 2003 compared to 2.90% at December 31, 2002 and 1.24% a year ago. The provision for loan losses increased $4,138,000 over the same period from a year ago, reflecting the increased level of charge-offs and nonperforming loans. The ratio of the allowance for loan losses to nonperforming loans was 57% at September 30, 2003 compared to 58% at December 31, 2002 and 142% at September 30, 2002. The ratio of the allowance for loan losses to total loans increased to 2.12% at September 30, 2003 compared to 1.64% at year end 2002 and 1.60% at September 30, 2002.

In the third quarter of 2003, net interest income decreased 5.0% to $18,540,000 compared to $19,533,000 in the third quarter of 2002. Net interest margin was 3.86% for the third quarter of 2003, a drop of 53 basis points from the 4.39% level for the same period last year. Growth in average earning assets of $147 million, or 8%, partially offsets the fall in net interest margin. The growth in average earning assets reflects an average increase of $119 million in the Company's loan portfolio. Net interest margin has declined over the past year, as interest rates have declined to historically low levels. The lost interest on nonaccrual loans has also contributed to the decline in net interest margin in recent quarters.

Noninterest income increased 24% in the third quarter of 2003 to $7,059,000 from $5,687,000 for the third quarter of 2002. Income from mortgage banking activities, which includes gains and losses from the sale of residential mortgage loans, mortgage servicing income and the amortization of mortgage servicing rights, increased $674,000 to $1,113,000 in the third quarter 2003 from $439,000 for the same period last year. The increase in mortgage banking revenues corresponds with the increase in residential mortgage refinancing activity resulting from the historically low interest rate environment. The Company sells most fixed rate newly originated and refinanced mortgage loans in the secondary market. Gains on sale of securities increased to $581,000 for the three months ending September 30, 2003 compared to $139,000 for the same period a year ago.

Noninterest expense for the third quarter of 2003 totaled $14,896,000 compared with $13,418,000 for the third quarter of 2002. Salaries and benefits increased $1,090,000 in the third quarter of 2003 compared to the same quarter a year ago as a result of additional staffing associated with the Company's new branch offices and the expansion of the credit administration function. The additional noninterest expenses, coupled with a slowing of revenue growth, are the principal factors in an increase in the Company's efficiency ratio to 55.30%, compared to 49.44% for the same period a year ago.

At September 30, 2003 the Company had total assets of $2.186 billion, an increase of 8% from $2.034 billion at September 30, 2002. Total loans at quarter end were $1.373 billion, an increase of $94 million, or 7%, over the same period last year. Total deposits were $1.828 billion at September 30, 2003, compared with $1.650 billion a year earlier. Total shareholders' equity increased 5% to


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

$183 million at September 30, 2003 from $173 million a year earlier. Book value per common share at September 30, 2003 was $14.78, an increase of 5% from $14.03 at September 30, 2002.

FII is the bank holding company parent of Wyoming County Bank, National Bank of Geneva, Bath National Bank, and First Tier Bank & Trust. The four banks provide a wide range of consumer and commercial banking services to individuals, municipalities, and businesses through a network of 48 offices and 68 ATMs in Western and Central New York State. FII's Financial Services Group also provides diversified financial services to its customers and clients, including brokerage, trust, insurance and employee benefits and compensation consulting. More information on FII and its subsidiaries is available through the Company web site at www.fiiwarsaw.com.

This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to the Company's filings with the Securities and Exchange Commission for a summary of important factors that could affect the Company's forward-looking statements. The Company undertakes no obligation to revise these statements following the date of this press release.


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

                  FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
                        Consolidated Statement of Income
                (Dollars in thousands, except per share amounts)

                                                       For the three months ended
                                                             September 30,
                                                             -------------
                                                                                       $           %
                                                           2003         2002        Change      Change
                                                           ----         ----        ------      ------
Interest income                                          $27,310      $30,343      $(3,033)       (10)%
Interest expense                                           8,770       10,810       (2,040)       (19)%
                                                         -------      -------      -------       ----

Net interest income                                       18,540       19,533         (993)        (5)%

Provision for loan losses                                  5,590        1,452        4,138        285%
                                                         -------      -------      -------       ----

Net interest income after provision for loan losses       12,950       18,081       (5,131)       (28)%

Noninterest income:
  Service charges on deposits                              2,973        2,803          170          6%
  Financial services group fees and commissions            1,408        1,453          (45)        (3)%
  Mortgage banking activities                              1,113          439          674        154%
  Gain on sale and call of securities                        581          139          442        318%
  Other                                                      984          853          131         15%
                                                         -------      -------      -------       ----

    Total noninterest income                               7,059        5,687        1,372         24%

Noninterest expense:
  Salaries and employee benefits                           8,491        7,401        1,090         15%
  Other                                                    6,405        6,017          388          6%
                                                         -------      -------      -------       ----

    Total noninterest expense                             14,896       13,418        1,478         11%

Income before income taxes                                 5,113       10,350       (5,237)       (51)%

Income taxes                                               1,058        3,466       (2,408)       (69)%
                                                         -------      -------      -------       ----

Net income                                                 4,055        6,884       (2,829)       (41)%
                                                         -------      -------      -------       ----

Preferred stock dividends                                    374          374           --         --%
                                                         -------      -------      -------       ----

Net income available to common shareholders              $ 3,681      $ 6,510      $(2,829)       (43)%
                                                         =======      =======      =======       ====

Taxable-equivalent net interest income                   $19,636      $20,675      $(1,039)        (5)%
                                                         =======      =======      =======       ====


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

                                                           At or for the three months ended
                                                                     September 30,
                                                                     -------------
                                                                                                        $                %
                                                               2003                 2002             Change            Change
                                                               ----                 ----             ------            ------
Per common share data:
  Net income - basic                                               $0.33                $0.59          $(0.26)          (44)%
  Net income - diluted                                             $0.33                $0.58          $(0.25)          (43)%
  Cash dividends declared                                          $0.16                $0.15            $0.01             7%
  Book value                                                      $14.78               $14.03            $0.75             5%

Common shares outstanding:
  Weighted average shares - actual                            11,159,433           11,091,398
  Weighted average shares - diluted                           11,265,904           11,217,971
  Period end actual                                           11,162,209           11,091,581

Performance ratios, annualized
  Return on average assets                                          0.75%                1.36%
  Return on average common equity                                   8.70%               17.05%
  Common dividend payout ratio                                     48.48%               25.42%
  Net interest margin (tax-equivalent)                              3.86%                4.39%
  Efficiency ratio                                                 55.30%               49.44%

Asset quality data:
  Loans past due over 90 days and still accruing          $        1,723       $        2,512
  Restructured loans                                               3,098                   --
  Nonaccrual loans                                                46,352               11,883
  Other real estate owned                                            756                1,532
                                                          --------------       --------------

  Total nonperforming assets                              $       51,929       $       15,927
                                                          ==============       ==============

Asset quality ratios:
  Nonperforming loans to total loans                                3.73%                1.13%
  Nonperforming assets to total loans and ORE                       3.78%                1.24%
  Net loan charge-offs to average loans (annualized)                0.89%                0.35%
  Allowance for loan losses to total loans                          2.12%                1.60%
  Allowance for loan losses to nonperforming loans                    57%                 142%

Capital ratios:
  Average common equity to average total assets                     7.78%                7.57%
  Leverage ratio                                                    7.00%                7.19%
  Tier 1 risk-based capital ratio                                   9.99%               10.32%
  Risk-based capital ratio                                         11.25%               11.57%


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

                  FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
                        Consolidated Statement of Income
                (Dollars in thousands, except per share amounts)

                                                       For the nine months ended
                                                             September 30,
                                                             -------------
                                                                                       $              %
                                                           2003         2002        Change         Change
                                                           ----         ----        ------         ------
Interest income                                          $84,601      $88,830      $ (4,229)          (5)%
Interest expense                                          28,027       32,234        (4,207)         (13)%
                                                         -------      -------      --------       ------

Net interest income                                       56,574       56,596           (22)          --%

Provision for loan losses                                 14,199        3,640        10,559          290%
                                                         -------      -------      --------       ------

Net interest income after provision for loan losses       42,375       52,956       (10,581)         (20)%

Noninterest income:
  Service charges on deposits                              8,399        7,737           662            9%
  Financial services group fees and commissions            4,110        4,083            27            1%
  Mortgage banking activities                              2,849        1,656         1,193           72%
  Gain (loss) on sale and call of securities               1,023           39           984        2,523%
  Other                                                    2,940        2,266           674           30%
                                                         -------      -------      --------       ------

    Total noninterest income                              19,321       15,781         3,540           22%

Noninterest expense:
  Salaries and employee benefits                          25,408       21,829         3,579           16%
  Other                                                   20,011       16,782         3,229           19%
                                                         -------      -------      --------       ------

    Total noninterest expense                             45,419       38,611         6,808           18%

Income before income taxes                                16,277       30,126       (13,849)         (46)%

Income taxes                                               4,276        9,941        (5,665)         (57)%
                                                         -------      -------      --------       ------

Net income                                                12,001       20,185        (8,184)         (41)%

Preferred stock dividends                                  1,122        1,122            --           --%
                                                         -------      -------      --------       ------

Net income available to common shareholders              $10,879      $19,063      $ (8,184)         (43)%
                                                         =======      =======      ========       ======

Taxable-equivalent net interest income                   $59,946      $60,042      $    (96)          --%
                                                         =======      =======      ========       ======


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

                                                   At or for the nine months ended
                                                            September 30,
                                                            -------------
                                                                                                       $           %
                                                         2003            2002                       Change      Change
                                                         ----            ----                       ------      ------
Per common share data:
  Net income - basic                                       $0.98           $1.72                    $(0.74)      (43)%
  Net income - diluted                                     $0.97           $1.70                    $(0.73)      (43)%
  Cash dividends declared                                  $0.48           $0.42                      $0.06        14%

Common shares outstanding:
  Weighted average shares - actual                    11,142,055      11,057,731
  Weighted average shares - diluted                   11,244,866      11,219,501
  Period end actual                                   11,162,209      11,091,581

Performance ratios, annualized
  Return on average assets                                 0.74%           1.40%
  Return on average common equity                          8.73%          17.87%
  Common dividend payout ratio                            48.98%          24.42%
  Net interest margin (tax-equivalent)                     3.95%           4.43%
  Efficiency ratio                                        55.87%          49.68%
  Net loan charge-offs to average loans                    0.67%           0.26%


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

                  FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
                 Consolidated Statements of Financial Condition
                             (Dollars in thousands)

                                                                 September 30,
                                                                 -------------
                                                                                                 $            %
                                                            2003              2002            Change       Change
                                                            ----              ----            ------       ------
ASSETS

Cash, due from banks and interest-bearing deposits      $    66,653       $    46,423       $  20,230        44%
Federal funds sold                                           53,228            26,877          26,351        98%
Investment securities                                       603,795           597,233           6,562         1%

Loans                                                     1,373,455         1,279,025          94,430         7%
  Allowance for loan losses                                 (29,052)          (20,474)         (8,578)       42%
                                                        -----------       -----------       ---------       ---
    Loans, net                                            1,344,403         1,258,551          85,852         7%

                                                                                                              9%
Goodwill                                                     40,621            37,293           3,328
Other assets                                                 77,650            67,278          10,372        15%
                                                        -----------       -----------       ---------       ---

    Total assets                                        $ 2,186,350       $ 2,033,655       $ 152,695         8%
                                                        ===========       ===========       =========       ===

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
  Demand                                                    263,433           229,331          34,102        15%
  Savings, money market, and int-bearing checking           826,114           748,424          77,690        10%
  Certificates of deposit                                   738,379           672,233          66,146        10%
                                                        -----------       -----------       ---------       ---
    Total deposits                                        1,827,926         1,649,988         177,938        11%

Short-term borrowings                                        70,392            67,674           2,718         4%
Long-term borrowings                                         68,606           105,187         (36,581)      (35)%
Guaranteed preferred beneficial interests in
  Corporation's junior subordinated debentures               16,200            16,200              --        --%
Other liabilities                                            20,489            21,272            (783)        4%
                                                        -----------       -----------       ---------       ---

  Total liabilities                                       2,003,613         1,860,321         143,292         8%

Shareholders' equity:
  Preferred equity                                           17,735            17,752             (17)       --%
  Common equity                                             165,002           155,582           9,420         6%
                                                        -----------       -----------       ---------       ---

    Total shareholders' equity (1)                          182,737           173,334           9,403         5%
                                                        -----------       -----------       ---------       ---

    Total liabilities and shareholders' equity          $ 2,186,350       $ 2,033,655       $ 152,695         8%
                                                        ===========       ===========       =========       ===

(1) Includes the after-tax impact of net unrealized gains on investment securities classified as available for sale of $8,098 and $9,835 at September 30, 2003 and 2002, respectively.


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

                  FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
             Consolidated Average Statements of Financial Condition
                             (Dollars in thousands)

                                                          For the three months ended
                                                                 September 30,
                                                                 -------------
                                                                                                 $             %
                                                            2003              2002            Change        Change
                                                            ----              ----            ------        ------
ASSETS

Cash, due from banks and interest-bearing deposits      $    45,077       $    41,097       $   3,980         10%
Federal funds sold                                           65,648            14,999          50,649        338%
Investment securities                                       579,085           601,958         (22,873)        (4)%

Loans                                                     1,378,713         1,259,358         119,355          9%
  Allowance for loan losses                                 (26,375)          (20,331)         (6,044)        30%
                                                        -----------       -----------       ---------       ----
    Loans, net                                            1,352,338         1,239,027         113,311          9%

Goodwill                                                     40,621            37,349           3,272          9%
Other assets                                                 74,639            66,847           7,792         12%
                                                        -----------       -----------       ---------       ----

    Total assets                                        $ 2,157,408       $ 2,001,277       $ 156,131          8%
                                                        ===========       ===========       =========       ====

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
  Demand                                                    254,528           222,854          31,674         14%
  Savings, money market, and int-bearing checking           789,078           727,625          61,453          8%
  Certificates of deposit                                   753,866           675,435          78,431         12%
                                                        -----------       -----------       ---------       ----
    Total deposits                                        1,797,472         1,625,914         171,558         11%

Short-term borrowings                                        65,336            76,490         (11,154)       (15)%
Long-term borrowings                                         71,151            94,233         (23,082)       (24)%
Guaranteed preferred beneficial interests in
  Corporation's junior subordinated debentures               16,200            16,200              --         --%
Other liabilities                                            21,677            19,233           2,444         13%
                                                        -----------       -----------       ---------       ----

  Total liabilities                                       1,971,836         1,832,070         139,766          8%

Shareholders' equity:
  Preferred equity                                           17,735            17,752             (17)        --%
  Common equity                                             167,837           151,455          16,382         11%
                                                        -----------       -----------       ---------       ----

    Total shareholders' equity                              185,572           169,207          16,365         10%
                                                        -----------       -----------       ---------       ----

    Total liabilities and shareholders' equity          $ 2,157,408       $ 2,001,277       $ 156,131          8%
                                                        ===========       ===========       =========       ====


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

                  FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
             Consolidated Average Statements of Financial Condition
                             (Dollars in thousands)

                                                          For the nine months ended
                                                                 September 30,
                                                                 -------------
                                                                                                 $             %
                                                            2003              2002            Change        Change
                                                            ----              ----            ------        ------
ASSETS

Cash, due from banks and interest-bearing deposits      $    43,627       $    40,557       $   3,070         8%
Federal funds sold                                           46,523            28,239          18,284        65%
Investment securities                                       621,990           564,559          57,431        10%

Loans                                                     1,356,183         1,214,484         141,699        12%
  Allowance for loan losses                                 (24,068)          (19,836)         (4,232)       21%
                                                        -----------       -----------       ---------       ---
    Loans, net                                            1,332,115         1,194,648         137,467        12%

Goodwill                                                     40,615            36,965           3,650        10%
Other assets                                                 72,307            67,905           4,402         6%
                                                        -----------       -----------       ---------       ---

    Total assets                                        $ 2,157,177       $ 1,932,873       $ 224,304        12%
                                                        ===========       ===========       =========       ===

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
  Demand                                                    239,843           214,761          25,082        12%
  Savings, money market, and int-bearing checking           797,424           700,510          96,914        14%
  Certificates of deposit                                   748,428           649,023          99,405        15%
                                                        -----------       -----------       ---------       ---

    Total deposits                                        1,785,695         1,564,294         221,401        14%

Short-term borrowings                                        63,490            87,943         (24,453)      (28)%
Long-term borrowings                                         85,164            84,328             836         1%
Guaranteed preferred beneficial interests in
  Corporation's junior subordinated debentures               16,200            16,200              --        --%
Other liabilities                                            22,365            19,694           2,671        14%
                                                        -----------       -----------       ---------       ---

  Total liabilities                                       1,972,914         1,772,459         200,455        11%

Shareholders' equity:
  Preferred equity                                           17,738            17,752             (14)       --%
  Common equity                                             166,525           142,662          23,863        17%
                                                        -----------       -----------       ---------       ---

    Total shareholders' equity                              184,263           160,414          23,849        15%
                                                        -----------       -----------       ---------       ---

    Total liabilities and shareholders' equity          $ 2,157,177       $ 1,932,873       $ 224,304        12%
                                                        ===========       ===========       =========       ===


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